COMPASS CAPITAL FUNDS(SM)

                      THE EQUITY PORTFOLIOS/SERVICE CLASS

                        SUPPLEMENT TO PROSPECTUS DATED
                                JANUARY 1, 1997


The section entitled "What Are The Expenses Of The Portfolios?" has been amended as follows:

         The following paragraph has been added after the expense table on page 4:

                 The Fund has been advised that effective June 1, 1997, the amount of fees waived voluntarily by PAMG and the Portfolios' administrators will be reduced with respect to the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios. This reduction in fee waivers will increase the total operating expenses (after fee waivers) of these Portfolios' Service Shares to the following levels (expressed as a percentage of average net assets): Large Cap Value Equity Portfolio, 1.14%; Large Cap Growth Equity Portfolio, 1.17%; Small Cap Value Equity Portfolio, 1.18%; Small Cap Growth Equity Portfolio, 1.18%; Select Equity Portfolio, 1.16%; and Balanced Portfolio, 1.20%. PAMG and the Portfolios' administrators are under no obligation to waive or continue waiving their fees.

         The information in the Example on page 5 relating to the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios has been replaced with the following:

                 An investor in Service Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:


Portfolio                    One Year            Three Years         Five Years           Ten Years
---------                    --------            -----------         ----------           ---------

 Large Cap Value Equity       $12                 $36                 $63                  $139
 Large Cap Growth Equity      12                  37                  64                   142
 Small Cap Value Equity       12                  37                  65                   143
 Small Cap Growth Equity      12                  37                  65                   143
 Select Equity                12                  37                  64                   141
 Balanced                     12                  38                  66                   145

         In addition to the compensation itemized in the expense table, institutions that sell Portfolio shares and/or their salespersons may receive compensation for the sale and distribution of shares or for services to the Portfolios. For information regarding such compensation, see "How Are Shares Purchased And Redeemed? -- Distributor" in the Prospectus and "Investment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

Fund Management
---------------
The section entitled "Who Manages The Fund?" has been amended as follows:

         The portfolio managers for the Large Cap Value Equity, Mid-Cap Value Equity and Large Cap Growth Equity Portfolios are as follows:

Portfolio                              Portfolio Manager(s)
---------                              --------------------
Large Cap Value Equity                 Daniel B. Eagan; portfolio
                                       manager with Provident
                                       Capital Management, Inc.
                                       ("PCM") since 1995;
                                       director of investment
                                       strategy at PNC Asset
                                       Management Group, Inc.
                                       during 1994 and 1995; prior
                                       to 1994, served as senior
                                       research consultant for
                                       Mercer Investment
                                       Consulting;  Portfolio
                                       manager since January 1997.

Mid-Cap Value Equity                   Daniel B. Eagan (see above).
                                       Portfolio co-manager since
                                       its inception.

                                       Christian K. Stadlinger;
                                       Vice President of PCM since
                                       July 1996; prior to joining
                                       PCM, Portfolio Manager and
                                       Research Analyst with
                                       Morgan Stanley Asset
                                       Management; Portfolio co-
                                       manager since January 1997.

Large Cap Growth Equity                R. Andrew Damm; investment
                                       manager with PEAC since
                                       1997; senior investment
                                       strategist with PAMG since
                                       1995; portfolio manager
                                       with PNC Bank from 1988 to
                                       1995; Mr. Damm has
                                       participated in the
                                       management of the Portfolio
                                       since 1996 and has been
                                       designated Portfolio
                                       manager since September
                                       1997.

Administrators
--------------

         The second sentence in the second paragraph under "Administrators" is changed to reflect that PFPC and CDI are entitled to receive a combined administration fee, computed daily and payable monthly, at the aggregate annual rate of 0.20% of the first $500 million of average daily net assets allocated to the Service Shares of each Portfolio, 0.18% of the next $500 million of average daily net assets allocated to the Service Shares of each Portfolio and 0.16% of the average daily net assets allocated to the Service Shares of each Portfolio in excess of $1 billion.

Class Expenses
--------------

The first sentence in the second paragraph under "How Is The Fund Organized?" is replaced with the following:

         Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Distribution and Service Plan.



This Supplement is dated October 2, 1997.